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                     CLASS A, CLASS B AND CLASS C SHARES OF

                     AIM GLOBAL SCIENCE AND TECHNOLOGY FUND

                       Supplement dated December 31, 2002
                      to the Prospectus dated March 1, 2002
            as revised July 1, 2002 and as supplemented July 1, 2002

Effective, December 31, 2002, the following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGERS" on page 5 of the Prospectus:

    "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are

    o Abel Garcia (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 2000. From 1984 to 2000, he was a Senior Portfolio Manager for Waddell & Reed.

    o David P. Barnard*, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1982.

    o Warren Tennant, Analyst, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 2000. From 1998 to 2000 he attended graduate school at the University of Texas where he earned his M.B.A. From 1993 to 1998, he worked as a lead auditor for Exxon.

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    *Effective January 31, 2003, Mr. Barnard will retire from managing the fund.

    More information on the fund's management team may be found on our website (http://www.aimfunds.com)."